UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               NOVAGEN SOLAR INC.
            (Exact name of registrant as specified in its charter.)

                                     NEVADA
                    (State of incorporation of organization)

                                   98-0449083
                    (I.R.S. Employer Identification Number)

           888 3rd Street SW, Suite 1000, Calgary, Alberta   T2G 4B7
         (Address of principal executive offices, including zip code.)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:  None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box [x]

Securities Act registration statement file number to which this form relates:

                              FILE NO. 333-149617

        Securities to be registered pursuant to Section 12(g) of the Act:

                       COMMON STOCK, PAR VALUE OF $0.0001
                                (Title of Class)

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of securities contained in Registrant's Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (File No.333-149617) is incorporated by reference into this registration statement.

ITEM 2.     EXHIBITS

The following Exhibits are incorporated herein by reference pursuant to Rule 12b-32:

EXHIBIT NO.  DOCUMENT DESCRIPTION

 3.1         Articles of Incorporation*
 3.2         Bylaws*

* Previously filed with our initial registration statement on Form S-1, filed with the SEC on March 10, 2008, and incorporated herein by reference.

                                   SIGNATURES

In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 15th day of May, 2009.

NOVAGEN SOLAR INC.




By: /s/ Fidel Thomas
    Fidel Thomas
    President, Chief Executive Officer,
    Chief Financial Officer, and
    Principal Accounting Officer